Exhibit 10.20

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 (“Amendment”) is made effective as of September 21, 2020 (the “Amendment Effective Date”) by and between Phathom Pharmaceuticals, Inc., a company incorporated under the laws of Delaware having its principal place of business at 100 Campus Drive, Suite 102, Florham Park, NJ 07932 , U.S.A (“Licensee”), and Takeda Pharmaceutical Company Limited, a company incorporated under the laws of Japan having its principal place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645, Japan (“Takeda”) (Licensee and Takeda may be referred to herein individually as a “Party” and collectively as the “Parties”).

Whereas, the Parties entered into a License Agreement as of May 7, 2019 (the “Agreement”); and

Whereas, the Parties desire to amend the Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	The following shall be added as new Section 1.113:

“Takeda Korean FPN Patents” shall mean the following patents solely to the extent Controlled by Takeda during the Term:

Country	Application Date	Application No.	Issue Date	Patent No.	Expiry Date
Korea	2010/02/24	2017-7008990	2017/12/26	1814357	2030/02/24
Korea	2016/06/29	2018-7001712

2.	Section 1.95 is hereby amended by adding the following at the end of the current language:

The Takeda Korean FPN Patents shall be deemed to be Takeda General Patents.

3.	Exhibit A, Initial Development Plan, is hereby amended to include under the heading “Other Studies” the study attached hereto as Attachment 1.

Unless otherwise expressly provided for herein, capitalized words in this Amendment shall have the meanings specified in the Agreement.

Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned duly authorized parties have set forth their signatures as of the dates indicated below their respective signatures.

Takeda PHARMACEUTICAL COMPANY LIMITED

By:/s/ Kentaro Kume

Name:Kentaro Kume

Title:  Head of R&D Partnership Office APAC

Date:9/24/2020

PHATHOM PHARMACEUTICALS, INC.

By:/s/ Azmi Nabulsi

Name:Azmi Nabulsi

Title:  Chief Operating Officer

Date:9/21/2020

ATTACHMENT 1

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